                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-12

                              PARK NATIONAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                            PARK NATIONAL CORPORATION
                              50 North Third Street
                              Post Office Box 3500
                             Newark, Ohio 43058-3500
                                 (740) 349-8451
                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 15, 2002
                            -------------------------



To the shareholders of
Park National Corporation:                                      March 12, 2002

         NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Park National Corporation ("Park") will be held at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio, on April 15, 2002, at 2:00 p.m., local time, for the following purposes:

         1. To elect four directors to serve for terms of three years each.

         2. To transact any other business which properly comes before the annual meeting or any adjournment.

         Only shareholders of record at the close of business on February 22, 2002, will be entitled to receive notice of, and to vote at, the annual meeting and any adjournment.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. THE VOTE OF EACH SHAREHOLDER IS IMPORTANT, WHATEVER THE NUMBER OF COMMON SHARES HELD. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID, RETURN-ADDRESSED ENVELOPE. SHOULD YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. ATTENDANCE AT THE ANNUAL MEETING WILL NOT, IN AND OF ITSELF, CONSTITUTE REVOCATION OF YOUR PROXY.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 OF THE PROXY CARD AS DIRECTORS OF PARK.

                                  By Order of the Board of Directors,

                                  /s/ David C. Bowers

                                  David C. Bowers, Secretary

                            PARK NATIONAL CORPORATION
                              50 NORTH THIRD STREET
                              POST OFFICE BOX 3500
                             NEWARK, OHIO 43058-3500
                                 (740) 349-8451


                                 PROXY STATEMENT

         This proxy statement and the accompanying proxy card are being given or sent to shareholders of Park National Corporation ("Park") on or about March 12, 2002, in connection with the solicitation of proxies by the board of directors of Park for use at the annual meeting of shareholders called to be held on Monday, April 15, 2002, or any adjournment. The annual meeting will be held at 2:00 p.m., local time, at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio.

         A proxy card for use at the annual meeting accompanies this proxy statement and is solicited by Park's board of directors. You may use your proxy card if you are unable to attend the annual meeting in person or wish to have your common shares voted by proxy even if you do attend the annual meeting. Without affecting any vote previously taken, you may revoke your proxy at any time before it is voted by filing with the Secretary of Park, at the address shown on the cover page of this proxy statement, written notice of revocation; by executing a later-dated proxy card which is received by Park prior to the annual meeting; or by attending the annual meeting and giving notice of revocation in person (but only if you are a registered shareholder). ATTENDANCE AT THE ANNUAL MEETING WILL NOT, IN AND OF ITSELF, CONSTITUTE REVOCATION OF A PROXY.

         Shareholders holding common shares in "street name" with a broker, bank or other holder of record should review the information provided to them by such holder of record. This information will describe the procedures to be followed in instructing the holder of record how to vote the "street name" common shares and how to revoke previously given instructions.

         Only shareholders of record at the close of business on February 22, 2002, are entitled to receive notice of, and to vote at, the annual meeting and any adjournment. At the close of business on February 22, 2002, 13,940,083 common shares were outstanding and entitled to vote. Each common share entitles the holder thereof to one vote on each matter to be submitted to the shareholders at the annual meeting. A quorum for the annual meeting is a majority of the outstanding common shares.

         If written notice is given by any shareholder to the President or the Secretary of Park before 2:00 p.m. on April 13, 2002, that the shareholder desires cumulative voting for the election of directors, and if an announcement of the giving of that notice is made upon the convening of the annual meeting by the chairman or the secretary of the meeting or by or on behalf of the shareholder giving the notice, you will have the right to cumulate your voting power in voting for directors. If cumulative voting is invoked, you will have votes equal to the number of directors to be elected, multiplied by the number of common shares owned by you, and will be entitled to distribute your votes among the candidates as you see fit. If cumulative voting is requested, as described above, the enclosed proxy card would grant discretionary authority to the proxy holders named therein to cumulate votes and to distribute the votes among the candidates.

         Park will bear the costs of preparing, printing and mailing this proxy statement, the accompanying proxy card and any other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the board of directors. Proxies will be solicited by mail and may be further solicited, for no additional compensation, by officers, directors or employees of Park and its subsidiaries by further mailing, telephone or personal contact. Park will also pay the standard charges and expenses of brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of common shares not beneficially owned by them, for forwarding materials to and obtaining proxies from the beneficial owners of common shares entitled to vote at the annual meeting.

         If a shareholder is a participant in the Park National Corporation Employees Stock Ownership Plan (formerly the Park National Corporation Employees Voluntary Salary Deferral Plan and Trust) (the "Park ESOP") and common shares have been allocated to such individual's account in the Park ESOP, the shareholder is entitled to instruct the trustee of the Park ESOP how to vote those common shares. These shareholders may receive their proxy cards separately. If no instructions are given by a participant to the trustee of the Park ESOP, the trustee will vote the common shares pro rata in accordance with the instructions received from other participants who have voted.

         The annual report to the shareholders for the fiscal year ended December 31, 2001 is enclosed with this proxy statement.


                         PRINCIPAL SHAREHOLDERS OF PARK

         The following table furnishes information regarding the beneficial ownership of common shares, as of February 22, 2002, for each of the current directors, each of the nominees for re-election as a director, each of the executive officers, all directors and executive officers as a group and each person known to Park to beneficially own more than 5% of the outstanding common shares.

                                          Amount and Nature of Beneficial Ownership(1)
                                   ---------------------------------------------------
                                                      Common Shares Which
                                                     Can Be Acquired Upon
Name of Beneficial                                    Exercise of Options                     Percent
Owner or Number of                 Common Shares          Exercisable                         of Class
of Persons in Group                Presently Held       Within 60 Days       Total              (2)
-------------------                --------------       --------------       -----              ---

The Park National Bank,            1,289,395(3)                 0          1,289,395           9.2%
    Trust Department
50 North Third Street
Newark, OH 43055

John L. Warner                       774,460(4)(5)              0            774,460           5.6%
355 Bryn Du Drive
Granville, OH 43023

Maureen Buchwald                       3,422(6)             1,303              4,725            (7)
James J. Cullers                       6,993(8)               651              7,644            (7)
C. Daniel DeLawder(9)                 88,112(5)(10)         6,619             94,731            (7)
Harry O. Egger(9)                     38,501(11)            6,337             44,838            (7)
D. C. Fanello                          1,769(12)                0              1,769            (7)
R. William Geyer                       5,682(13)                0              5,682            (7)
Howard E. LeFevre                     48,289(5)(14)             0             48,289            (7)

                                                       Common Shares
                                                       Which Can Be
                                                       Acquired Upon
                                                        Exercise of
Name of Beneficial                                        Options                            Percent
Owner or Number of                 Common Shares        Exercisable                          of Class
of Persons in Group                Presently Held      Within 60 Days        Total              (2)
-------------------                --------------      --------------        -----           --------
William T. McConnell(9)              194,113(5)(15)             0            194,113           1.4%
James A. McElroy                      35,802(16)            1,303             37,105            (7)
John J. O'Neill                      144,802(5)(17)             0            144,802           1.0%
William A. Phillips                    9,138(18)                0              9,138            (7)
J. Gilbert Reese                     432,606(5)(19)             0            432,606           3.1%
Rick R. Taylor                         1,846                    0              1,846            (7)
David C. Bowers(9)                    30,210(20)            5,200             35,410            (7)

All current executive officers
and directors as a
group (15 persons)                 1,815,745(21)           21,413          1,837,158          13.2%


------------------------

         (1) Unless otherwise noted, the beneficial owner has sole voting and investment power with respect to all of the common shares reflected in the table. All fractional common shares have been rounded down to the nearest whole common share.

         (2) The percent of class is based on 13,940,083 common shares outstanding and entitled to vote on February 22, 2002, and the number of common shares, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of options exercisable within 60 days after February 22, 2002.

         (3) The Trust Department of The Park National Bank ("Park National Bank"), a wholly-owned subsidiary of Park, as the fiduciary of various agency, trust and estate accounts, beneficially owns 1,289,395 common shares. Park National Bank had sole voting and investment power with respect to 1,279,945 of these common shares and shared voting and investment power with respect to 9,450 of these common shares. The officers and directors of Park National Bank and Park disclaim beneficial ownership of the common shares beneficially owned by the Trust Department of Park National Bank. The number shown does not include common shares held by Park National Bank's Trust Department in various trust accounts, as to which Park National Bank's Trust Department has no voting or investment power.

         (4) The number shown includes 358,386 common shares held by Mr. Warner in a family trust for which Mr. Warner serves as trustee and exercises sole voting and investment power; 9,450 common shares held in a family trust for which he serves as co-trustee with Park National Bank's Trust Department and exercises shared voting and investment power; and 6,172 common shares held by the wife of Mr. Warner as to which she exercises sole voting and investment power.

         (5) The number shown does not include 20,236 common shares owned by the Newark Campus Development Fund, an Ohio not for profit corporation, of which the following directors of Park serve as officers and/or trustees: Messrs. DeLawder, LeFevre, McConnell, O'Neill, Reese and Warner. None of these individuals has the power to vote or dispose of the common shares without the consent of a majority of the Newark Campus Development Fund's eleven-member board of trustees and, therefore, each disclaims beneficial ownership of the common shares.

         (6) The number shown includes 1,500 common shares held jointly by Mrs. Buchwald and her husband, as to which she exercises shared voting and investment power.

         (7) Represents ownership of less than 1% of the outstanding common shares.

         (8) The number shown includes 628 common shares held by Mr. Cullers' wife; 4,275 common shares held in a Keogh plan maintained by Mr. Cullers' law firm as to which Mr. Cullers has voting and investment power; 169 common shares held by Mr. Cullers as custodian for his grandchildren; and 90 common shares held by Mr. Cullers' wife as custodian for their grandchildren. The number shown does not include 20,127 common shares held by Mr. Cullers as trustee of a trust as to which the grantor has retained sole voting and investment power.

         (9) Executive officer of Park.

         (10) The number shown includes 34,965 common shares held by the wife of Mr. DeLawder as to which she exercises sole voting and investment power; 1,642 common shares held by Mr. DeLawder's son as to which Mr. DeLawder exercises shared voting and investment power; and 7,247 common shares held for the account of Mr. DeLawder in the Park ESOP.

         (11) The number shown includes 17,168 common shares held by the wife of Mr. Egger as to which she exercises sole voting and investment power; and 4,551 common shares held for the account of Mr. Egger in the Park ESOP.

         (12) The number shown includes 1,349 common shares held in a trust as to which Mr. Fanello has sole voting and investment power; and 420 common shares held in a grantor trust established for the benefit of the wife of Mr. Fanello, as to which common shares Mr. Fanello has no voting or investment power.

         (13) The number shown includes 613 common shares held by the wife of Mr. Geyer as to which she exercises sole voting and investment power.

         (14) The number shown includes 48,289 common shares held in an inter vivos trust created by Mr. LeFevre for which Park National Bank's Trust Department serves as trustee and Mr. LeFevre exercises sole voting and investment power.

         (15) The number shown includes 70,444 common shares held by the wife of Mr. McConnell as to which she exercises sole voting and investment power; 16,170 common shares held in an inter vivos irrevocable trust established by Mr. McConnell as to which Park National Bank's Trust Department serves as trustee; and 4,169 common shares held for the account of Mr. McConnell in the Park ESOP. The number shown also includes 1,100 common shares held by The McConnell Foundation, an Ohio not for profit corporation as to which Mr. McConnell, his wife and his two adult children serve as trustees. Mr. McConnell shares voting and investment power as to these 1,100 common shares with the other four trustees but disclaims beneficial ownership with respect to them.

         (16) The number shown includes 20,127 common shares held in a trust as to which Mr. McElroy exercises sole voting and investment power; 13,085 common shares owned by AMG Industries, Inc., a corporation controlled by Mr. McElroy; and 691 common shares held by Mr. McElroy's wife as to which she exercises sole voting and investment power.

         (17) The number shown includes 144,802 common shares held by O'Neill Investments LLC, an Ohio limited liability company as to which Mr. O'Neill is one of two managing members as well as a non-managing member. Mr. O'Neill exercises shared voting and investment power with respect to these common shares with his adult son, the other managing member.

         (18) The number shown includes 1,280 common shares held for the account of Mr. Phillips in the Park ESOP; and 3,675 common shares held by Mr. Phillips' wife as to which she exercises sole voting and investment power.

         (19) The number shown includes 53,676 common shares held by the wife of Mr. Reese as to which she exercises sole voting and investment power. The number shown does not include 21,000 common shares held by the Reese Family Foundation, an Ohio not for profit corporation managed by Mr. Reese's wife and two adult children. Mr. Reese has no voting or investment power with respect to these common shares and disclaims beneficial ownership.

         (20) The number shown includes 4,880 common shares held for the account of Mr. Bowers in the Park ESOP; and 2,921 common shares held by Mr. Bowers' wife as to which she exercises sole voting and investment power.

         (21) See Notes (4) through (6), (8), (10) through (20) above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Harry O. Egger, an executive officer and director of Park, filed late his Form 3 after assuming those offices following the merger of Security Banc Corporation into Park effective March 23, 2001. John L. Warner, a director of Park, filed late one Form 4 reporting one transaction. R. William Geyer, a director of Park, filed late one Form 4 reporting two transactions. In her amended Form 5 for the fiscal year ended December 31, 2001, Maureen Buchwald, a director of the Company, reported late a total of seven transactions.


                              ELECTION OF DIRECTORS

         In accordance with Section 2.02 of Park's regulations, the board of directors has set the number of directors at fourteen and at four the number of directors to be elected at the annual meeting, each to hold office for a term of three years and until his successor is elected and qualified. The individuals named as proxies in the accompanying proxy card intend to vote the common shares represented by the proxies received under this solicitation for the nominees named below who have been designated by the board of directors, unless otherwise instructed on the proxy card. If a nominee who would otherwise receive the required number of votes becomes unavailable or unable to serve as a director, the individuals designated as proxy holders reserve full discretion to vote the common shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee designated by the board of directors.

         The following information, as of February 22, 2002, concerning the age, principal occupation or employment, other affiliations and business experience of each nominee for re-election as a director has been furnished to Park by each director. Unless otherwise indicated, each individual has had his principal occupation for more than five years.

                                                  Position(s) Held
                                                  with Park and its               Director of Park
                                               Principal Subsidiaries               Continuously         Nominee For
Nominee                       Age            and Principal Occupation(s)                Since         Term Expiring In
-------                       ---            ---------------------------                -----         ----------------
C. Daniel DeLawder             52      Chief Executive Officer since January            1994                 2005
                                       1999, and President since 1994, of Park;
                                       Chief Executive Officer since January
                                       1999, President since 1993, Executive
                                       Vice President from 1992 to 1993, and
                                       Director of Park National Bank; Chairman
                                       of Advisory Board since 1989, and
                                       President from 1985 to 1992, of the
                                       Fairfield National Division of Park
                                       National Bank; Director of The Richland
                                       Trust Company, a wholly-owned subsidiary
                                       of Park ("Richland Trust Company");
                                       Director of Second National Bank, a
                                       wholly-owned subsidiary of Park ("Second
                                       National Bank")

Harry O. Egger                 62      Vice Chairman of the Board of Park since         2001                2005
                                       March 2001; Chairman of the Board and
                                       Chief Executive Officer since 1997,
                                       President from 1981 to 1997, and Director
                                       of The Security National Bank and Trust
                                       Co., a wholly-owned subsidiary of Park
                                       ("Security National Bank"), since 1997;
                                       Chairman of the Board, President and
                                       Chief Executive Officer of Security Banc
                                       Corporation from 1997 to March 2001

Howard E. LeFevre              94      Chairman of the Board of Freight                 1987                 2005
                                       Service, Inc., Newark, Ohio (leasing and
                                       warehousing); Director of Park National
                                       Bank

John J. O'Neill                81      President/Director of Southgate                  1987                 2005
                                       Corporation, Newark, Ohio (real estate
                                       development and management); Director of
                                       Park National Bank

         In connection with the merger of Security Banc Corporation, an Ohio bank holding company ("Security"), into Park effective March 23, 2001, Mr. Egger became Vice Chairman of the Board and a director of Park as contemplated under the Agreement and Plan of Merger, dated as of November 20, 2000, between Security and Park (the "Security Merger Agreement").

         The following information, as of February 22, 2002, concerning the age, principal occupation or employment, other affiliations and business experience of the continuing directors of Park has been furnished to Park by each director. Unless otherwise indicated, each individual has had his or her principal occupation for more than five years.


                                                Position(s) Held
                                                with Park and its               Director of Park
                                             Principal Subsidiaries               Continuously
Name                          Age          and Principal Occupation(s)                Since          Term Expires In
----                          ---          ---------------------------                -----          ---------------
James J. Cullers               71      Of counsel to Zelkowitz, Barry &                 1997                2003
                                       Cullers, Attorneys at Law, Mount Vernon,
                                       Ohio; Director of The First-Knox
                                       National Bank of Mount Vernon, a
                                       wholly-owned subsidiary of Park
                                       ("First-Knox National Bank")

R. William Geyer               70      Partner, Kincaid, Taylor and Geyer,              1992                2003
                                       Attorneys at Law, Zanesville, Ohio;
                                       Director of Century National Bank, a
                                       wholly-owned subsidiary of Park
                                       ("Century National Bank")

William T. McConnell           68      Chairman of the Board since 1994, Chief          1986                2003
                                       Executive Officer from 1986 to 1999, and
                                       President from 1986 to 1994, of Park;
                                       Chairman of the Board since 1993, Chief
                                       Executive Officer from 1983 to 1999,
                                       President from 1979 to 1993, and Director
                                       of Park National Bank; Director of
                                       Century National Bank; Director of
                                       First-Knox National Bank

James A. McElroy               69      Chairman of the Board, AMG Industries,           1997                2003
                                       Inc. (manufacturer of automobile parts),
                                       Mount Vernon, Ohio; Director of
                                       First-Knox National Bank

William A. Phillips            69      Chairman of the Board since 1986, Chief          1990                2003
                                       Executive Officer from 1986 to 1998, and
                                       Director of Century National Bank

                                                Position(s) Held
                                                with Park and its               Director of Park
                                             Principal Subsidiaries               Continuously
Name                          Age          and Principal Occupation(s)                Since          Term Expires In
----                          ---          ---------------------------                -----          ---------------
John L. Warner                 74      Agent, Dawson, Coleman & Wallace                 1987                2003
                                       Insurance Agency, Inc., Granville, Ohio
                                       (insurance); Director of Park National
                                       Bank

Maureen Buchwald               70      Owner and Operator of Glen Hill                  1997                2004
                                       Orchards, Mount Vernon, Ohio; Vice
                                       President of Ariel Corporation
                                       (manufacturer of reciprocating
                                       compressors) until her retirement in
                                       1997; Director of First-Knox National
                                       Bank

D. C. Fanello                  80      Vice Chairman and Founder of Shiloh              1990                2004
                                       Corporation, Mansfield, Ohio
                                       (stamping/blanking); Director of
                                       Richland Trust Company; Director of
                                       Rouge Steel Company

J. Gilbert Reese               76      Senior Partner, Reese, Pyle, Drake &             1987                2004
                                       Meyer, P.L.L., Attorneys at Law, Newark,
                                       Ohio; Chairman Emeritus of the Board of
                                       First Federal Savings and Loan
                                       Association of Newark, Newark, Ohio;
                                       Director of Park National Bank

Rick R. Taylor                 54      President of Jay Industries, Inc.,               1995                2004
                                       Mansfield, Ohio (plastic and metal parts
                                       manufacturer); President of Longview
                                       Steel, Mansfield, Ohio (steel
                                       wholesaler); Director of Richland Trust
                                       Company


NOMINATION PROCEDURE

         Park shareholders desiring to nominate candidates for election as directors must provide timely notice thereof in writing. To be timely, a shareholder's notice must be delivered or mailed to the President of Park. Under Park's regulations, a shareholder must deliver or mail the director nomination not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors. However, if less than 21 days' notice of the meeting is given to shareholders, the nomination must be mailed or delivered to Park's President not later than the close of business on the seventh day following the day on which the notice of meting was mailed. Each shareholder nomination must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of common shares that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of common shares beneficially owned by the notifying shareholder. Nominations for the 2002 annual meeting must be received by April 1, 2002.

RECOMMENDATION AND VOTE

         Under Ohio law and Park's regulations, the four nominees receiving the greatest number of votes will be elected.

         Common shares represented by properly executed proxy cards will be voted FOR the election of the board of directors' nominees named above unless authority to vote for one or more nominees is withheld. Shareholders may withhold authority to vote for the entire slate as nominated or, by writing the name of one or more nominees in the space provided on the proxy card, withhold the authority to vote for one or more nominees. Common shares as to which the authority to vote is withheld will be counted for quorum purposes but will not be counted toward the election of directors, or toward the election of the individual nominees specified on the form of proxy.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The board of directors held four meetings during the 2001 fiscal year. Each incumbent director attended 75% or more of the aggregate of the number of meetings held by the board of directors and the number of meetings held by all committees of the board of directors on which he or she served, except for Harry
O. Egger who attended 60% and Rick R. Taylor who attended 71%.

         The board of directors has an audit committee comprised of Maureen Buchwald, R. William Geyer (chairman) and Howard E. LeFevre. The audit committee is organized and conducts its business pursuant to a written charter adopted by the board of directors. The audit committee is responsible for assisting the board of directors in fulfilling its financial and accounting oversight functions. Specifically, the audit committee, on behalf of the board, monitors and evaluates Park's consolidated financial statements and the financial reporting process, the system of internal accounting and financial controls, the internal audit function and the annual independent audit of Park's consolidated financial statements. The audit committee also provides an avenue for communication among the internal auditors, the independent auditors and the board of directors. The audit committee makes recommendations to the board of directors or management concerning auditing and accounting matters and the selection of independent auditors. Each member of the audit committee qualifies as independent under the listing standards of the American Stock Exchange. The audit committee met five times during the 2001 fiscal year.

         The board of directors has an executive committee comprised of C. Daniel DeLawder, Harry O. Egger, Howard E. LeFevre, William T. McConnell (chairman), John J. O'Neill, J. Gilbert Reese and John L. Warner. The executive committee may exercise, to the fullest extent permitted by law and not delegated to another committee of the board of directors, all of the powers and authority granted to the board. The executive committee reviews and approves large loans as well as major capital expenditures proposed to be made by Park's bank subsidiaries. The executive committee also performs the functions of a compensation committee. The executive committee reviews and recommends for approval by the board of directors compensation and benefit plans for officers of Park, supervises the operation of Park's compensation plans and selects those eligible employees who may participate in each plan (where selection is required). The executive committee met nine times during the 2001 fiscal year.

         The board of directors does not have a standing nominating committee or other committee performing similar functions.

COMPENSATION OF DIRECTORS

         Each director of Park who is not an employee of Park or one of its subsidiaries receives as fees an annual retainer (which was paid in the form of 100 common shares for the 2001 fiscal year), $750 for each meeting of Park's board of directors attended and $200 for each meeting of a committee of the board of directors attended. If the date of a meeting of the board of directors is changed from that provided for by resolution of the board of directors and a non-employee director is unable to attend the rescheduled meeting, he or she receives $750 as though he or she had attended the meeting.

         Each non-employee director of Park serves on the board of directors of one of Park's banking subsidiaries and receives an annual retainer (which was paid in the form of 50 common shares for the 2001 fiscal year) for such service as well as fees for attendance at meetings of the board of directors of the appropriate Park banking subsidiary (and committees of that board). The following table summarizes the aggregate amount of fees paid in cash to each non-employee director of Park for attendance at meetings of the board of directors of the Park subsidiary (and committees of that board) on which he or she serves:

                                      Aggregate                                           Aggregate
Name                              Park Subsidiary               Name                    Park Subsidiary
----                                Meeting Fees                ----                     Meeting Fees
                                    ------------                                         ------------

Maureen Buchwald                        $6,100            James A. McElroy                   $5,600
James J. Cullers                        $4,700            John J. O'Neill                    $4,900
D. C. Fanello                           $2,925            J. Gilbert Reese                   $4,600
R. William Geyer                        $6,200            Rick R. Taylor                     $5,800
Howard E. LeFevre                       $5,300            John L. Warner                     $6,900


         Messrs. DeLawder, Egger, McConnell and Phillips receive no compensation for serving as members of the board of directors of Park or of any subsidiary of Park since they are employee directors.

         The Park banking subsidiaries maintain split-dollar life insurance policies on behalf of those Park directors who are not executive officers of Park or one of its subsidiaries, in their respective capacities as directors of a Park banking subsidiary. The Park banking subsidiary for which such an individual also serves as a director will receive proceeds under the policy in an amount equal to the cash surrender value of the policy as of the date of death. The director has the right to designate the beneficiary to whom his or her share of the proceeds under the policy ($100,000) is to be paid. A director becomes fully vested under his or her policy after three years of service.

         Park National Bank maintains a split-dollar life insurance policy on behalf of each of Messrs. McConnell and DeLawder, in his capacity as an executive officer. Park National Bank will receive proceeds under the policy in an amount equal to the cash surrender value of the policy as of the date of death. Each of Messrs. McConnell and DeLawder has the right to designate the beneficiary to whom his share of the proceeds under the policy (approximately two times his highest annual total compensation during his employment with Park National Bank) is to be paid. Each policy remains in effect following the covered individual's retirement as long as specified conditions are satisfied.

         Security National Bank maintains a split-dollar life insurance policy on behalf of Mr. Egger, in his capacity as an executive officer of Security National Bank. Security National Bank will receive proceeds under the policy in an amount equal to the cash surrender value of the policy as of the date of death. Mr. Egger has the right to designate the beneficiary to whom his share of proceeds under the policy (approximately three and one-half times his total compensation from Security National Bank for the most recently completed calendar year) is to be paid. Mr. Egger's policy remains in effect following his retirement as long as specified conditions are satisfied.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The executive committee of Park's board of directors also performs the functions of a compensation committee. William T. McConnell, who is Chairman of the Board of Park and of Park National Bank, serves as a member of the executive committee. C. Daniel DeLawder, who is Chief Executive Officer and President of Park and of Park National Bank, also serves as a member of the executive committee. Harry O. Egger, who is Vice Chairman of the Board of Park and Chairman of the Board and Chief Executive Officer of Security National Bank, also serves as a member of the executive committee.

         Mr. McConnell serves on the board of directors of Freight Service, Inc. but not on its compensation committee. Howard E. LeFevre, Chairman of the Board and a director of Freight Service, Inc., serves as a member of the executive committee of Park's board of directors.

         J. Gilbert Reese, who is senior partner in the law firm of Reese, Pyle, Drake & Meyer, P.L.L. which rendered legal services to certain of Park's subsidiaries during the 2001 fiscal year and continues to do so, is a member of the executive committee.


           REPORT OF THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

OVERALL PHILOSOPHY AND ADMINISTRATION

         The executive officers of Park receive no compensation directly from Park. Instead, William T. McConnell, C. Daniel DeLawder and David C. Bowers are paid by Park National Bank for services rendered in their capacities as executive officers of Park and Park National Bank and Harry O. Egger is paid by Security National Bank for services rendered in his capacity as an executive officer of Park and Security National Bank. The board of directors of Park has a seven-member executive committee, comprised of four outside directors and Messrs. McConnell, DeLawder and Egger. One function of the executive committee is to review and recommend officer compensation levels and Park benefit plans and to forecast future personnel needs of Park. During the 2001 fiscal year, no decisions of the executive committee were modified or rejected in any material way by the boards of directors of Park National Bank, Security National Bank or Park. Messrs. McConnell, DeLawder and Egger do not vote on any matters with respect to their own compensation.

         Park's compensation philosophy reflects a commitment to pay for performance. The compensation program for all officers, including executive officers, consists of three primary elements - a base salary component, an incentive bonus component and a stock option component. The combination of base salary and incentive bonus is designed to tie compensation levels to overall performance by Park and its subsidiaries and individual performance of the executive officers. Park's cash compensation philosophy reflects a significant part of total executive cash compensation to be "at risk" in the form of an incentive bonus based on the performance of Park and its subsidiaries. The ratio of the incentive bonus to total cash compensation for the 2001 fiscal year was 60.5% for Mr. DeLawder, 39.9% for Mr. Egger and 53.5% for Mr. Bowers. Mr. McConnell does not participate in the incentive bonus plan.

         Following the merger of Security into Park, the determination was made to equalize the treatment of the salary and bonus payable to officers of the former subsidiaries of Security - Security National Bank (both the Security National Division and the Unity National Division) and The Citizens National Bank of Urbana ("Citizens National Bank") - with the treatment of the salary and bonus payable to the officers of the other subsidiaries of Park, with a greater percentage of the total cash compensation of each officer of a former Security subsidiary to be "at risk" in the form of a bonus opportunity under the Park incentive bonus plan and a lesser amount payable in the form of base salary. As a result, Mr. Egger participated in the Park incentive bonus plan and was paid a bonus thereunder in respect of Park's 2001 fiscal year, but his salary for 2002 was commensurately reduced.

         Park believes that it is also important to provide compensation which serves to incentivize long-term corporate financial performance. In that regard, the board of directors of Park adopted, and the shareholders of Park approved, the Park National Corporation 1995 Incentive Stock Option Plan (as amended, the "1995 Plan"). Under the 1995 Plan, officers and other key employees of Park and its subsidiaries are selected by the executive committee to receive incentive stock options ("ISOs"), each of which has an exercise price equal to 100% of the fair market value of Park's common shares on the date of grant. If there is no appreciation in the market value of the common shares, the ISOs will be valueless. Thus, in contrast to base salary and incentive bonus, option grants are tied directly to the price performance of the common shares of Park. At the time of exercise of an ISO (other than an exercise following death, disability or normal retirement), the optionee must enter into an agreement with Park providing that the common shares acquired upon exercise may not be sold or otherwise disposed of to any person other than Park for a period of five years after the exercise date. This provides a further shared interest by the optionees and the shareholders of Park in the price performance of the common shares.

         Section 162(m) of the Internal Revenue Code of 1986, as amended, prohibits the deduction by Park of compensation paid to a "covered employee" in excess of $1,000,000 per year, unless specified requirements (relating primarily to "performance-based compensation") are met. Generally, Park's covered employees are its executive officers. None of Park's executive officers received more than $1,000,000 of compensation from Park and its subsidiaries for the 2001 fiscal year, and the executive committee does not anticipate that any of Park's executive officers will receive more than $1,000,000 in compensation from Park and its subsidiaries for the 2002 fiscal year. Accordingly, the executive committee does not believe that Section 162(m) will limit the deductibility of the executive compensation that Park and its subsidiaries will pay in 2002.

BASE SALARY

         The base salaries for the 2001 fiscal year reported in this proxy statement for Messrs. McConnell, DeLawder and Bowers were determined by the executive committee in December 2000. The actual base salary received by each of Messrs. McConnell, DeLawder and Bowers was determined by the executive committee based upon a subjective evaluation of the individual's responsibilities and contributions and Park's strong 2000 financial results. While these factors have a general influence on the determination of the amount of base salary to be paid to each executive officer, no specific weighting is given to any of these factors and the relevance of each factor varies from individual to individual. Mr. Egger's base salary for 2001 had been established by the board of directors of Security National Bank under the terms of his employment agreement, which was honored by Park. His base salary for 2002 was agreed upon with the executive committee.

         The executive committee continues to subjectively evaluate the individual responsibilities and contributions of each executive officer when determining salary levels but believes that primary reliance should be placed on the incentive bonus plan for compensation adjustments from year to year.

INCENTIVE BONUS

         The executive committee administers Park's incentive bonus plan which enables the officers of Park National Bank (both the Park National Division and the Fairfield National Division), Richland Trust Company, Century National Bank, First-Knox National Bank (both the First-Knox National Division and the Farmers and Savings Division), Second National Bank, United Bank, N.A., Security National Bank (both the Security National Division and the Unity National Division), Citizens National Bank and Guardian Financial Services Company ("Guardian Finance") to share in any above-average return on equity (net income divided by average equity) which Park may generate during a fiscal year. In the 2001 fiscal year, all officers of Park National Bank (both the Park National Division and the Fairfield National Division), Richland Trust Company, Century National Bank, First-Knox National Bank (both the First-Knox National Division and the Farmers and Savings Division), Second National Bank, United Bank, Security National Bank (both the Security National Division and the Unity National Division), Citizens National Bank and Guardian Finance were eligible to participate in the incentive bonus plan. Mr. McConnell elected not to participate in the incentive bonus plan in the 2001 fiscal year as he had also done in the 2000 and 1999 fiscal years.

         Above-average return on equity is defined as the amount by which the net income to average equity ratio of Park exceeds the median net income to average equity ratio of all U.S. bank holding companies of similar asset size ($3 billion to $10 billion). A formula determines the amount, if any, by which Park's return on equity ratio exceeds the median return on equity ratio of these peer bank holding companies. Twenty percent (20%) of that amount on a before-tax equivalent basis is available for incentive compensation. If Park's return on equity ratio is equal to or less than that of the peer group, no incentive compensation will be available with respect to that year. As President and Chief Executive Officer of Park and Park National Bank, Mr. DeLawder received a fixed percentage of the amount available for incentive compensation as determined by the board of directors. After deducting that amount, the remaining amount was distributed to the officers of Park National Bank (both the Park National Division and the Fairfield National Division), Richland Trust Company, Century National Bank, First-Knox National Bank (both the First-Knox National Division and the Farmers and Savings Division), Second National Bank, United Bank, Security National Bank (both the Security National Division and the Unity National Division), Citizens National Bank and Guardian Finance on the basis of their respective contributions to Park's meeting its short-term and long-term financial goals during the 2001 fiscal year, which contributions were subjectively determined by the Chairman of the Board and the President and Chief Executive Officer of Park and approved by the executive committee of the board of directors. Recommendations of the presidents of Park's subsidiaries were considered when determining incentive bonus amounts for officers of those subsidiaries. The determination of the amounts of incentive bonus to be paid for a fiscal year and the payment of those amounts are made during the first two quarters of the next fiscal year. Park's return on equity ratio for the 2001 fiscal year exceeded the median return on equity ratio of its peer bank holding companies. As a result, Mr. DeLawder has been paid $535,802 under the incentive bonus plan for the 2001 fiscal year.

STOCK OPTIONS

         In proposing the 1995 Plan to the board of directors for approval in 1995, Mr. McConnell voluntarily elected not to participate in the 1995 Plan. Mr. McConnell then held and continues to hold a substantial number of Park common shares and believes the 1995 Plan is more effective in achieving its goal of long-term ownership among the officers and other key employees of Park and its subsidiaries if the grants made under the 1995 Plan are directed toward high-performing, younger officers who have not yet acquired a significant ownership interest in Park. The executive committee has generally granted ISOs based upon this same philosophy.

         During the 2001 fiscal year, the executive committee approved the grant of original options covering an aggregate of 110,355 common shares to 430 key employees of Park and its subsidiaries, including the grants made to Messrs. DeLawder, Egger and Bowers described in the "GRANTS OF OPTIONS" table. The executive committee granted the original options based on its subjective determination of the relative current and future contributions each prospective optionee has made and may make to the long-term welfare of Park and its subsidiaries.

         When an ISO is exercised, the executive committee automatically grants a new reload option covering the same number of common shares as were the subject of the exercise. However, an optionee:

         - may not be granted reload options in any one year of the term of the original option as established on the grant date of the original option covering, with respect to all reload options granted in that one year, more than the number of common shares which were subject to the original option on the grant date of the original option; and

         - will be granted a reload option covering only that number of common shares which will allow the reload options and any other outstanding ISOs granted to the optionee under the 1995 Plan to qualify as ISOs under Section 422 of the Internal Revenue Code.

During the 2001 fiscal year, reload options covering an aggregate of 15,028 common shares, including the grants made to Messrs. DeLawder and Bowers described in the "GRANTS OF OPTIONS" table, were granted as a result of the exercise of ISOs.

         Each ISO (whether an original option or a reload option) was granted with an exercise price equal to the fair market value of the common shares on the date of grant and had a vesting schedule determined by the executive committee which will allow the ISOs to qualify as such under Section 422 of the Internal Revenue Code.

OTHER COMPENSATION

         Park's officers and officers and employees of Park National Bank (both the Park National Division and the Fairfield National Division), Richland Trust Company, Century National Bank, First-Knox National Bank (both the First-Knox National Division and the Farmers and Savings Division), Second National Bank, United Bank, Security National Bank (both the Security National Division and the Unity National Division), Citizens National Bank and Guardian Finance are encouraged individually and collectively to maintain a significant long-term stock ownership position in Park. This has been fostered not only through the grant of ISOs under the 1995 Plan, but also by the ownership of common shares through participation in the Park National Corporation Employees Voluntary Salary Deferral Plan and Trust.

         Effective January 1, 2002, the Park National Corporation Employees Voluntary Salary Deferral Plan and Trust was amended and restated, and is now known as the Park National Corporation Employees Stock Ownership Plan (the "Park ESOP"). In addition, effective January 1, 2002, the Security Banc Corporation 401K Retirement Savings Plan was merged into the Park ESOP. The Park ESOP is now an "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Internal Revenue

Code. On and after January 1, 2002, employee salary deferral contributions to the Park ESOP, employer matching contributions, and employer discretionary contributions to the Park ESOP will be made substantially in the form of Park common shares. Effective January 1, 2002, participants in the Park ESOP have the opportunity to instruct the trustee of the Park ESOP as to how to vote the Park common shares held for their benefit under the Park ESOP. Each of Messrs. McConnell, DeLawder, Egger and Bowers participates in the Park ESOP.

         The executive committee adopted the Park National Corporation Supplemental Executive Retirement Plan or "SERP" in December 1996. The SERP currently benefits 29 officers of Park and its subsidiaries, including Messrs. McConnell, DeLawder and Bowers. Mr. Egger does not participate in the SERP but is provided with supplemental retirement benefits under the terms of his employment agreement with Security National Bank. The SERP is a non-qualified benefit plan designed to restore benefits lost due to limitations under the Internal Revenue Code on the amount of compensation covered by and the benefits payable under a defined benefit plan. Park has purchased life insurance contracts to fund the SERP. The SERP is designed to provide a monthly retirement benefit of $4,433, $10,662, and $4,686 for Messrs. McConnell, DeLawder and Bowers, respectively. The SERP also provides a life insurance benefit for officers of Park and its subsidiaries participating in the SERP who die before age 86. These additional benefits will only be achieved if the investment from the insurance contracts on funds invested in the contracts exceed a base level return to Park during the life of each officer.

SUBMITTED BY THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS:

         William T. McConnell (Chairman)                  C. Daniel DeLawder
         Harry O. Egger                                   Howard E. LeFevre
         John J. O'Neill                                  J. Gilbert Reese
         John L. Warner

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF CASH AND OTHER COMPENSATION

         The following table shows, for the last three fiscal years, the cash compensation paid by Park and its subsidiaries, as well as other compensation paid or accrued for those years, to or for the account of each of Park's executive officers.





                                           SUMMARY COMPENSATION TABLE
                                                                                     Long-Term
                                                                                   Compensation
                                                                                   ------------
                                                                                      Awards
                                                                                      ------
                                                     Annual Compensation           Common Shares
   Name and                                      -----------------------------      Underlying          All Other
   Principal Position                   Year     Salary($)         Bonus($)(1)    Options(#)(2)       Compensation($)
   ------------------                   ----     ---------         -----------    -------------       ---------------
William T. McConnell                    2001      $156,000        $       0                0             $ 11,242(3)
Chairman of the Board of Park and       2000      $208,000        $       0                0             $ 10,290
   Park National Bank                   1999      $326,000        $       0                0             $  8,065

C. Daniel DeLawder                      2001      $350,025        $ 535,802            2,279             $  8,563(3)
President and Chief Executive           2000      $326,014        $ 498,035              508             $  7,933
   Officer of Park and Park National    1999      $326,000        $ 436,261            1,050             $  7,150
   Bank

                                                                                     Long-Term
                                                                                   Compensation
                                                                                   ------------
                                                                                      Awards
                                                                                      ------
                                                      Annual Compensation           on Shares
   Name and                                      -----------------------------      Underlying          All Other
   Principal Position                   Year     Salary($)         Bonus($)(1)    Options(#)(2)       Compensation($)
   ------------------                   ----     ---------         -----------    -------------       ---------------

Harry O. Egger                          2001      $403,000 (5)    $  49,120(5)           705             $  8,286(6)
Vice Chairman of the Board of Park      2000           --               --               --                   --
   and Chairman of the Board and        1999           --               --               --                   --
   Chief Executive Officer of Security
   National Bank(4)

David C. Bowers                         2001      $184,000        $ 211,799            1,550             $  8,945(3)
Secretary of Park and Executive         2000      $167,000        $ 187,455              894             $  7,828
   Vice President of Park National      1999      $167,000        $ 181,508                0             $  7,235
   Bank

--------------------

         (1) All bonuses reported were earned under Park's incentive bonus plan.

         (2) These numbers represent ISOs granted under Park's 1995 Plan. Each number included for 1999 has been adjusted to reflect a 5% share dividend distributed on December 15, 1999. See table under "GRANTS OF OPTIONS" for more detailed information on these ISOs.

         (3) "All Other Compensation" for 2001 for Messrs. McConnell, DeLawder and Bowers includes (a) the amounts of $5,104, $1,533 and $1,615, respectively, representing the amount of the premium deemed to have been paid on behalf of each executive officer under the "split-dollar" life insurance policy maintained on his behalf by Park National Bank, under which his beneficiary will receive proceeds of approximately two times the executive officer's highest annual total compensation during his employment with Park National Bank; (b) the amounts of $1,000, $5,250 and $5,250, respectively, representing contributions to the Park National Corporation Employees Voluntary Salary Deferral Plan and Trust on their behalf to match 2001 pre-tax elective deferral contributions (included under "Salary") made by each executive officer under that Plan; and (c) the amounts of $5,138, $1,780 and $2,080, respectively, representing the amount of the premium deemed to have been paid on behalf of each executive officer under the life insurance policy which funds that executive officer's account under the SERP.

         (4) In connection with the merger of Security into Park, effective March 23, 2001, Mr. Egger became Vice Chairman of the Board of Park. He was not an executive officer of Park prior to that date.

         (5) Following the merger of Security into Park, the determination was made to equalize the treatment of the salary and bonus payable to the officers of the former subsidiaries of Security - Security National Bank (both the Security National Division and the Unity National Division) and Citizens National Bank - with the treatment of the salary and bonus payable to the officers of the other subsidiaries of Park, with a greater percentage of the total cash compensation of each officer of a former Security subsidiary to be "at risk" in the form of a bonus opportunity under the Park incentive bonus plan and a lesser amount payable in the form of base salary. As a result, Mr. Egger participated in the Park incentive bonus plan and was paid a bonus thereunder in 2002 in respect of Park's 2001 fiscal year of $249,620, but his salary for 2002 was commensurately reduced from $403,000 to $202,500. Mr. Egger had received no bonus from Security for 2000. Park believes that the number shown in the table for Mr. Egger's bonus more accurately reflects Mr. Egger's compensation for 2001 in that $202,500 of the bonus paid for the 2001 fiscal year served to offset the reduction in his base salary for 2002 as a result of the equalizing of treatment of all officers of Park and its subsidiaries.

         (6) "All Other Compensation" for 2001 for Mr. Egger includes (a) the amount of $2,786 representing the amount of premium deemed to have been paid on his behalf under the "split-dollar" life insurance policy maintained on his behalf by Security National Bank, under which his beneficiary will receive proceeds of approximately three and one-half times his total compensation from Security National Bank for the most recently completed calendar year; and (b) the amount of $5,500 representing the contribution to the Security Banc Corporation 401K Retirement Savings Plan (prior to its merger into the Park
ESOP) on his behalf to match 2001 pre-tax elective deferral contributions (included under "Salary") made by Mr. Egger to the Security Banc Corporation 401K Retirement Savings Plan (prior to its merger into the Park ESOP).

GRANTS OF OPTIONS

         The following table summarizes information concerning individual grants of options made during the 2001 fiscal year to each of the executive officers of Park. Park has never granted stock appreciation rights.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                % of Total
                                                 Original
                                                Options or                                     Potential Realizable
                                               Total Reload                                    Value at Assumed
                               Number of       Options, as                                     Annual Rates of Share
                             Common Shares     Appropriate,                                    Price Appreciation
                              Underlying        Granted to      Exercise                       for Option Term (1)
                                Options        Employees in      Price        Expiration       -------------------
          Name                Granted (#)      Fiscal Year     ($/Share)         Date            5%($)     10%($)
          ----                -----------      -----------     ---------         ----          --------------------

William T. McConnell             0                  --            --             --              --          --

C. Daniel DeLawder            1,199(2)(3)         7.98%         $83.37         1/22/06        $27,637     $61,041
                              1,080(3)(4)          .98%         $88.50         6/25/06        $26,417     $58,363

Harry O. Egger                  705(3)(4)          .64%         $88.50         6/25/06        $17,244     $38,098

David C. Bowers               1,050(3)(5)         6.99%         $84.74         1/30/06        $24,591     $54,317
                                500(3)(4)          .45%         $88.50         6/25/06        $12,230     $27,020

-----------------

         (1) The dollar amounts reflected in this table are the result of calculations at the 5% and 10% annual appreciation rates set by the Securities and Exchange Commission (the "SEC") for illustrative purposes, and assume the options are held until their respective expiration dates. Such dollar amounts are not intended to forecast future financial performance or possible future appreciation in the price of Park's common shares. Shareholders are therefore cautioned against drawing any conclusions from the appreciation data shown, aside from the fact that optionees will only realize value from the option grants shown if the price of Park's common shares appreciates.

         (2) This ISO was granted under the 1995 Plan as a reload option and was fully exercisable as of the grant date (January 22, 2001).

         (3) Upon the exercise of an ISO, the executive committee will automatically grant a new reload option covering the same number of common shares as were the subject of the exercise; however, an optionee (a) may not be granted reload options in any one year of the term of the original option as established on the grant date of the original option covering, with respect to all reload options granted in that one year, more than the number of common shares which were subject to the original option on the grant date of the original option; and (b) will be granted a reload option covering only that number of common shares which will allow the reload option and any other outstanding ISOs granted to the optionee under the 1995 Plan to qualify as ISOs under Section 422 of the Internal Revenue Code. If an ISO is exercised on or after the optionee's termination of employment, no reload options will be granted in connection with the exercise. If an optionee's employment is terminated due to his retirement, his ISO may thereafter be exercised in full for a period of three months, subject to the stated term of the ISOs. If an optionee's employment terminates due to his death or long-term disability, his ISOs may thereafter be exercised in full for a period of one year, subject to the stated term of the ISOs. If an optionee's employment is terminated for any other reason, his ISOs are forfeited.

         (4) These ISOs were granted under the 1995 Plan as original options and became exercisable as follows: (a) for Mr. DeLawder, as to all 1,080 common shares on January 1, 2002; (b) for Mr. Egger, as to all 705 common shares on January 1, 2002; and (c) for Mr. Bowers, as to 124 common shares on June 25, 2001 and as to 376 common shares on January 1, 2002.

         (5) This ISO was granted under the 1995 Plan as a reload option and was fully exercisable as of the grant date (January 30, 2001).

OPTION EXERCISES AND HOLDINGS

         The following table summarizes information concerning options exercised during, and unexercised options held as of, the end of the 2001 fiscal year by each of the executive officers of Park.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                   Number of Common Shares         Value of Unexercised
                                                                   Underlying Unexercised              In-the-Money
                                                                         Options at                 Options at Fiscal
                            Number of Common                        Fiscal Year-End (#)              Year-End ($)(1)
                           Shares Underlying        Value           -------------------              ---------------
Name                       Options Exercised    Realized ($)      Exercisable Unexercisable     Exercisable Unexercisable
----                       -----------------    ------------      ----------- -------------     ----------- -------------
William T. McConnell                  0              --               0              0              -              -
C. Daniel DeLawder                2,159             $80,013       6,619(2)           0           $  85,308(2)      -
Harry O. Egger                        0              --           6,337(3)           0           $ 141,331         -
David C. Bowers                   1,050             $41,727       5,200(2)           0           $  83,478(2)      -

----------------------

         (1) "Value of Unexercised In-the-Money Options at Fiscal Year-End" is based upon the fair market value of the common shares on December 31, 2001, the last trading day of the 2001 fiscal year

($92.75), less the exercise price of in-the-money options at the end of the 2001 fiscal year; and has been rounded to the nearest whole dollar.

         (2) These numbers reflect ISOs granted under Park's 1995 Plan and have been adjusted to reflect the 5% share dividend distributed by Park on December 15, 1999.

         (3) Of this number, Mr. Egger holds ISOs covering 705 common shares which were granted under Park's 1995 Plan. He also holds ISOs covering an aggregate of 5,060 common shares and non-qualified stock options covering an aggregate of 572 common shares which represent options converted from options to purchase Security common shares in connection with the merger of Security into Park (the "Converted Options"). All of the Converted Options are fully vested. If Mr. Egger's employment is terminated due to his retirement, the Converted Options may be exercised for a period of 30 days, subject to their stated terms. If his employment is terminated due to his death or long-term disability, the Converted Options may be exercised for a period of one year, subject to their stated terms. If Mr. Egger's employment is terminated for any other reason, the Converted Options may be exercised for a period of seven days, subject to their stated terms.

PENSION PLANS; SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

PENSION PLANS

         The following table shows the estimated pension benefits payable to a covered participant assuming retirement at a "normal retirement age" of 65 on October 1, 2001 under the Park pension plan based on compensation that is covered under the Park pension plan, years of service with Park and its subsidiaries and payment in the form of a 10-year certain and life annuity:


                               PENSION PLAN TABLE

                                         Estimated Annual Pension Benefits (rounded to nearest $100)(1)
                                         --------------------------------------------------------------
                                                  Based on Years of Credited Service Indicated
                                                  --------------------------------------------
    Average Monthly                                         Years of Credited Service
  Compensation on an        ------------------------------------------------------------------------------------------
     Annual Basis                 10            15             20            25            30          35 or more
------------------------    ------------- ------------- --------------- ------------ ------------- -------------------

       $100,000                $11,600       $17,400        $23,200        $29,000      $33,500         $39,000
        125,000                 14,500        21,800         29,000         36,300       43,100          50,300
        150,000                 17,600        26,400         35,200         44,000       52,800          61,500
        170,000                 20,200        30,200         40,300         50,400       60,500          70,500
        and more


---------------------

         (1) Applicable provisions of the Internal Revenue Code currently limit the amount of annual compensation used to determine plan benefits under a defined benefit pension plan, such as the Park pension plan, and the amount of plan benefits payable annually under such a plan. The Park pension plan is operated in compliance with these provisions.

         The Park pension plan covers employees of Park, Park National Bank (both the Park National Division and the Fairfield National Division), Richland Trust Company, Century National Bank, First-Knox National Bank (both the First-Knox National Division and the Farmers and Savings Division), Second National Bank, United Bank, Security National Bank (both the Security National Division and the Unity

National Division), Citizens National Bank, Scope Leasing, Inc. and Guardian Finance who have attained age 21 and completed one year of credited service. The Park pension plan is funded and noncontributory.

         A participant's "average monthly compensation" for purposes of the Park pension plan is based upon an amount equal to the total compensation paid by Park or one of its subsidiaries, including elective deferral contributions, for the five consecutive years of credited service which produce the highest annual compensation within the last ten years preceding retirement, divided by sixty. Benefits under the Park pension plan become fully vested upon five years of credited service. The Park pension plan provides for the payment of monthly benefits at "normal retirement date" (the later of age 65 or the fifth anniversary of the time participation in the Park pension plan commenced, but no later than age 70 1/2) based upon 29% of an employee's average monthly compensation up to "covered compensation" (as determined annually from a table prepared by the Internal Revenue Service) plus 45% of an employee's average monthly compensation in excess of covered compensation, with benefits being reduced by 1/420th for each month of credited service less than 420 months at normal retirement date. The Park pension plan also provides for the payment of minimum monthly benefits at normal retirement date based upon 29% of an employee's average monthly compensation, with minimum benefits being reduced 1/300th for each month of credited service less than 300 months at normal retirement date. Benefits payable under the Park pension plan are not subject to any deduction for Social Security benefits. Benefits payable under the Park pension plan are adjusted for retirement before normal retirement date. The normal form of payment of retirement benefits under the Park pension plan will be a life annuity with 120 monthly payments guaranteed. Various other payment options are available under the Park pension plan.

         The projected "annualized average monthly compensation" as of the October 1, 2001 anniversary of the Park pension plan was at least $170,000 for each of Messrs. McConnell, DeLawder, Egger and Bowers. Messrs. McConnell, DeLawder and Bowers had approximately 41, 30 and 15 years of credited service, respectively, under the Park pension plan as of October 1, 2001. Mr. Egger had 26 years of credited service when the pension plan which had been maintained by Security was merged into the Park pension plan on June 30, 2001. As contemplated by the Security Merger Agreement, Mr. Egger was credited with 26 years of service for purposes of eligibility and vesting (but not for benefit accrual purposes) under the Park pension plan.

         Under the terms of the Security Merger Agreement, Park agreed to provide Mr. Egger (as well as all other participants in the Security pension plan who became participants in the Park pension plan following the merger of the two pension plans) with the same accrued benefits that he had earned under the Security pension plan. As a result, Mr. Egger will be entitled to receive a pension benefit in an amount which represents the higher of:

         - A benefit consisting of a benefit computed under the Security pension plan formula for the period of participation before the merger of the two pension plans (an annualized benefit of $97,266 computed as of September 30, 2001) plus a benefit computed under the Park pension formula for the period of participation since the merger of the two pension plans (i.e., since June 30, 2001); or

         - A benefit computed by using the Park pension plan formula for the combined period of participation in the Security pension plan and the Park pension plan.

The Security pension plan formula takes into account, among other things, a participant's highest average earnings during 60 consecutive months (excluding bonuses, overtime payments, commissions and extra compensation paid) and Social Security benefits. Accrued benefits are fully vested upon five years of credited service.

SERP

         Park adopted the SERP in December 1996. The SERP currently benefits 29 officers of Park and its subsidiaries, including Messrs. McConnell, DeLawder and Bowers. Mr. Egger does not participate in the SERP but is provided with supplemental retirement benefits under the terms of his employment agreement with Security National Bank. The SERP is a non-qualified benefit plan designed to restore benefits lost due to limitations under the Internal Revenue Code on the amount of compensation covered by and the benefits payable under a defined benefit plan. Park has purchased life insurance contracts to fund the SERP. The SERP is designed to provide a monthly retirement benefit of $4,433, $10,662 and $4,686 for Messrs. McConnell, DeLawder and Bowers, respectively. The SERP also provides a life insurance benefit for officers of Park and its subsidiaries participating in the SERP who die before age 86. These additional benefits will only be achieved if the investment from the insurance contracts on funds invested in the contracts exceed a base level return to Park during the life of each officer.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         Security National Bank has entered into an employment agreement with Harry O. Egger with a term ending on March 23, 2004. Under the terms of the Security Merger Agreement, Park agreed to honor Mr. Egger's employment agreement. The employment agreement provides for the continuation of Mr. Egger's salary and benefits for the remaining term of the employment agreement if his employment is terminated by Security National Bank without cause or by reason of his disability. If Mr. Egger dies during his term of employment, his estate or other beneficiary will be entitled to receive his salary through the last day of the calendar month in which he died as well as a pro-rata annual incentive award for the fiscal year of his death. If Mr. Egger's employment is terminated by Security National Bank other than for cause, he will receive an annual supplemental retirement benefit payable for the remainder of his life. If Mr. Egger retires after reaching age 65 or his employment is terminated following a change in control of Security National Bank or Park, the annual benefit payable is $153,320. If Mr. Egger were to retire prior to age 65 and prior to any change in control, the annual benefit is a reduced amount based upon his age at the time of retirement. The employment agreement also provides for the payment of a lump sum severance benefit if Mr. Egger's employment is terminated other than for cause or by reason of his death or disability within twelve months following a change in control. The amount of the severance benefit would be three times Mr. Egger's annual salary as of the termination date. As of the date of this proxy statement, Mr. Egger's annual salary is $202,500. In addition, if Mr. Egger's employment is terminated within twelve months of a change in control, to the extent he is not vested in any retirement plan, he will become fully vested and payment from any qualified defined benefit retirement plan will be made as if he had thirty-six additional months of service and thirty-six additional months of age.


                        TRANSACTIONS INVOLVING MANAGEMENT

         J. Gilbert Reese, a director of Park, is senior partner in the law firm of Reese, Pyle, Drake & Meyer, P.L.L., which rendered legal services to certain of Park's subsidiaries during the 2001 fiscal year and continues to do so.

         R. William Geyer, a director of Park, is a partner in the law firm of Kincaid, Taylor and Geyer, which rendered legal services to certain of Park's subsidiaries during the 2001 fiscal year and continues to do so.

         James J. Cullers, a director of Park, is of counsel to the law firm of Zelkowitz, Barry & Cullers, which rendered legal services to certain of Park's subsidiaries during the 2001 fiscal year and continues to do so.

         Directors and executive officers of Park, members of their immediate families and corporations or organizations with which they are affiliated had banking transactions with Park National Bank (both the Park National Division and the Fairfield National Division), Richland Trust Company, Century National Bank, First-Knox National Bank (both the First-Knox National Division and the Farmers and Savings Division), Second National Bank, United Bank, Security National Bank (both the Security National Division and the Unity National Division) and Citizens National Bank in the ordinary course of their respective businesses, during the 2001 fiscal year. It is expected that similar banking transactions will be entered into in the future. Loans to these persons have been made on substantially the same terms, including the interest rate charged and collateral required, as those prevailing at the time for comparable transactions with unaffiliated persons. These loans have been subject to and are presently subject to no more than a normal risk of uncollectibility and present no other unfavorable features. The aggregate amount of loans to the fifteen directors and executive officers of Park and their associates as a group at December 31, 2001 was approximately $35,625,000. In addition, loans to the directors and executive officers of Park's subsidiaries, who are not also directors or executive officers of Park, totaled approximately $44,333,000 at December 31, 2001. As of the date of this proxy statement, all of these loans were performing loans.


                                PERFORMANCE GRAPH

         The following line graph compares the monthly percentage change in the cumulative total shareholder return on the Park common shares with an index for AMEX Stock Market (US Companies) comprised of all domestic common shares traded on the American Stock Exchange and an index for Nasdaq Bank Stocks comprised of all depository institutions (SIC Code #6020-6029) and holding and other investment companies (SIC Code # 6710-6719) that are traded on The Nasdaq National Market and the Nasdaq SmallCap Market ("Nasdaq Bank Stocks"), for the five-year period from December 31, 1996 to December 31, 2001 (the last trading day for the 2001 fiscal year). The "Nasdaq Bank Stocks" index is comprised of stocks of banks and other depository institutions and their holding companies, a number of which Park considers to be within its peer group. The "AMEX Financial Stocks" index includes the stocks of banks, thrifts, finance companies and securities broker-dealers. Park believes that the Nasdaq Bank Stocks index is, therefore, the most appropriate industry index available to compare to the cumulative total return on the Park common shares. However, since the Park common shares are traded on the American Stock Exchange, Park is using the AMEX Stock Market (US Companies) index as the broad equity market index for comparative purposes.

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURNS


                               [Performance Graph]











----------------------------------------------------------------------------------------------------------------------
                                                         LEGEND


   Symbol      Total Returns Index For:              12/31/96   12/31/97   12/31/98   12/31/99   12/29/00   12/31/01
   ------      ------------------------              --------   --------   --------   --------   --------   --------
__________       Park National Corporation             100.0      170.6      203.7      204.4      196.7      210.2
- - - - - -      AMEX Stock Market (US Companies)      100.0      125.3      134.5      176.8      165.7      150.8
----------       NASDAQ Bank Stocks                    100.0      167.4      166.3      159.9      182.4      197.4

Notes:

       A.  The lines represent monthly index level derived from compounded daily returns that include all dividends.
       B.  The indexes are reweighted daily, using the market capitalization on the previous trading day.
       C.  If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
       D.  The index level for all series was set to $100.00 on 12/31/96.
----------------------------------------------------------------------------------------------------------------------

                             AUDIT COMMITTEE MATTERS

         In accordance with the SEC's regulations, the audit committee has issued the following report:

REPORT OF THE AUDIT COMMITTEE FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001

ROLE OF THE AUDIT COMMITTEE, INDEPENDENT AUDITORS AND MANAGEMENT

         The audit committee consists of three independent directors and operates under a written charter adopted by the board of directors. Annually, the audit committee recommends to the board of directors the selection of Park's independent auditors. Ernst & Young LLP was selected as Park's independent auditors for the 2001 and 2002 fiscal years.

         Management has the responsibility for the consolidated financial statements and the financial reporting process, including the systems of internal accounting and financial controls. Park's independent auditors are responsible for performing an audit of Park's consolidated financial statements in accordance with generally accepted auditing standards and issuing their report thereon. The audit committee's responsibility is to provide independent, objective oversight of these processes.

         Pursuant to this responsibility, the audit committee met with management and the independent auditors throughout the year. The audit committee reviewed the audit plan and scope with the independent auditors, and discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The audit committee also met with the independent auditors, without management present, to discuss the results of their audit work, their evaluation of Park's system of internal controls and the quality of Park's financial reporting.

         In addition, the audit committee has discussed with the independent auditors their independence from Park and its management, including the matters in written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

MANAGEMENT'S REPRESENTATIONS AND AUDIT COMMITTEE RECOMMENDATIONS

         Management has represented to the audit committee that Park's consolidated financial statements as of and for the year ended December 31, 2001, were prepared in accordance with generally accepted accounting principles and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. Based on the audit committee's discussions with management and the independent auditors and its review of the report of the independent auditors to the audit committee, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in Park's Annual Report on Form 10-K for the year ended December 31, 2001 to be filed with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

                  R. William Geyer (Chairman)
                  Maureen Buchwald (since April 16, 2001)
                  Howard E. LeFevre

FEES OF INDEPENDENT AUDITORS

AUDIT FEES

         Ernst & Young LLP has billed Park $148,000 for professional services rendered for the audit of Park's annual consolidated financial statements for the 2001 fiscal year and the reviews of the consolidated financial statements included in Park's Quarterly Reports on Form 10-Q filed during the 2001 fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Ernst & Young LLP rendered no professional services to Park or its subsidiaries during the 2001 fiscal year in connection with the design and implementation of financial information systems.

ALL OTHER FEES

         Ernst & Young LLP has billed Park $156,054, in the aggregate, for services (other than those covered under the heading "-- Audit Fees") rendered during the 2001 fiscal year. These other fees include fees for services related to tax compliance and consulting, network security review and the acquisition of Security.

         The audit committee has determined that the provision of the services covered under the heading " -- All Other Fees" was compatible with maintaining the independence of Ernst & Young LLP.


               NOTIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The board of directors of Park has selected Ernst & Young LLP to serve as independent auditors for the 2002 fiscal year. That firm has served as Park's independent auditors since July 1994. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         Proposals by shareholders intended to be presented at the 2003 annual meeting of shareholders must be received by the Secretary of Park no later than November 12, 2002, to be included in Park's proxy, notice of meeting and proxy statement relating to that meeting. Upon receipt of any proposal, Park will determine whether or not to include the proposal in the proxy materials in accordance with applicable rules and regulations promulgated by the SEC.

         The SEC has promulgated rules relating to the exercise of discretionary voting authority under proxies solicited by the board of directors. If a shareholder intends to present a proposal at the 2003 annual meeting of shareholders and does not notify Park of the proposal by January 26, 2003, the proxies solicited by Park's board of directors for use at the 2003 annual meeting may be voted on the proposal without discussion of the proposal in Park's proxy statement for that annual meeting.

         In each case, written notice must be given to Park's Secretary, whose name and address are:

                           David C. Bowers, Secretary
                           50 North Third Street
                           Post Office Box 3500
                           Newark, OH  43058-3500

         Shareholders desiring to nominate candidates for election as directors at the 2003 annual meeting must follow the procedures described in "ELECTION OF DIRECTORS -- NOMINATION PROCEDURE."


                           DELIVERY OF PROXY MATERIALS
                                  TO HOUSEHOLDS

         The SEC recently implemented a new rule regarding the delivery of proxy materials to households (annual reports, proxy statements, proxy statements combined with a prospectus, or any information statement provided to shareholders). This new method of delivery, often referred to as "householding", permits Park and other companies to mail a single annual report and a single proxy statement to any household in which two or more different shareholders reside and are members of the same household or in which one shareholder has multiple accounts if they have not opted out of the householding process. A separate proxy card and a separate notice of the meeting of shareholders will continue to be included for each account at the shared address.

         In November of 2001, Park mailed each registered shareholder (those who hold common shares directly or through Park plans) at a shared address a separate notice of its intention to household proxy materials. Beneficial shareholders (those who hold common shares through a bank, broker or other record holder) were notified in 2001 of the householding process. Those registered and beneficial shareholders who are eligible and have not opted-out of the householding process will receive one copy of Park's 2001 annual report and one copy of this proxy statement.

         Registered shareholders who reside at a shared household and would like to receive a separate annual report and/or a separate proxy statement, or have questions regarding the householding process, may contact Park's transfer agent and registrar, First-Knox National Bank, by calling 1-800-837-5266, ext. 5208, or forwarding a written request addressed to First-Knox National Bank, Attention Debbie Daniels, P.O. Box 1270, Mount Vernon, Ohio 43050. Promptly upon request, a separate annual report and/or a separate proxy statement will be sent. By contacting First-Knox National Bank, registered shareholders sharing an address can also request delivery of a single copy of annual reports or proxy statements if they are receiving multiple copies. Beneficial shareholders should contact their brokers or financial institutions for specific information on the householding process as it applies to those accounts.


                                  OTHER MATTERS

         As of the date of this proxy statement, the board of directors knows of no matter that will be presented for action at the annual meeting other than those discussed in this proxy statement. If any other matter requiring a vote of the shareholders properly comes before the annual meeting, the persons acting under the proxies solicited by the board of directors will vote and act according to their best judgments in light of the conditions then prevailing.

         It is important that your proxy card be completed and returned promptly. If you do not expect to attend the annual meeting in person, please fill in, sign and return the enclosed proxy card in the self-addressed envelope furnished herewith.

                                         By Order of the Board of Directors,

                                         /s/ David C. Bowers

                                         David C. Bowers, Secretary
March 12, 2002


[X] PLEASE MARK VOTES           REVOCABLE PROXY
    AS IN THIS EXAMPLE     PARK NATIONAL CORPORATION

          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                TO BE HELD ON APRIL 15, 2002                    1.  TO  ELECT AS  DIRECTORS OF          WITHHOLD    FOR ALL
            THIS PROXY IS SOLICITED ON BEHALF OF                    THE COMPANY ALL OF THE       FOR   AUTHORITY    EXCEPT
                   THE BOARD OF DIRECTORS                           NOMINEES LISTED BELOW TO     [ ]      [ ]        [ ]
                                                                    SERVE TERMS OF THREE YEARS
         The undersigned holder(s) of common shares of Park         EACH (EXCEPT AS MARKED TO
National Corporation, an Ohio corporation (the "Company"),          THE CONTRARY).*
hereby constitutes and appoints D. C. Fanello, J. Gilbert
Reese and Rick R. Taylor, or any of them, the Proxy or              C. DANIEL DELAWDER           HOWARD E. LEFEVRE
Proxies of the undersigned, with full power of substitution,        HARRY O. EGGER               JOHN J. O'NEILL
to attend the Annual Meeting of Shareholders of the Company
(the "Annual Meeting") to be held on April 15, 2002, at the     *INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
offices of The Park National Bank, 50 North Third Street,       INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT
Newark, Ohio, at 2:00 p.m., local time, and any adjournment     NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
thereof, and to vote all of the common shares of the Company
which the undersigned is entitled to vote at such Annual        ------------------------------------------------------------
Meeting or at any adjournment thereof, as follows:
                                                                2.  IN THEIR DISCRETION, UPON ANY OTHER BUSINESS (NONE KNOWN
                                                                    AT THE TIME OF SOLICITATION OF THIS PROXY) WHICH
                                        ---------                   PROPERLY COMES BEFORE THE ANNUAL MEETING OR ANY
Please be sure to sign and date this    DATE                        ADJOURNMENT THEREOF.
proxy card in the boxes below and       ---------
to the right:                                                   ALL PROXIES PREVIOUSLY GIVEN OR EXECUTED BY THE UNDERSIGNED
                                                                ARE HEREBY REVOKED. Receipt is acknowledged of the
                                                                accompanying Notice of Annual Meeting of Shareholders and a copy of the Proxy Statement for the April 15, 2002 meeting and the Annual Report to Shareholders for the fiscal year
                                                                ended December 31, 2001.



------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER SIGN TO RIGHT                                                                   CO-HOLDER (IF ANY) SIGN TO RIGHT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     Detach above card, sign, date and mail in postage-paid envelope provided.

                                             PARK NATIONAL CORPORATION

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO.
1 AS DIRECTORS OF THE COMPANY. WHERE A CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THE ABOVE PROXY CARD WHEN PROPERLY
EXECUTED WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THE ABOVE PROXY CARD
WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY. IF ANY OTHER MATTERS ARE PROPERLY
BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS
UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THE ABOVE PROXY CARD WILL BE VOTED IN THE
DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

         Please sign exactly as your name appears hereon. If common shares are registered in two names, both shareholders should sign. When signing as Executor, Administrator, Trustee, Guardian, Attorney or Agent, please give full title as such. If shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If shareholder is a partnership or other entity, please sign that entity's name by authorized person. (Please note any change of address on this proxy card.)

------------------------------------------------------------------------------------------------------------------------------------
                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PARK NATIONAL CORPORATION.
                              PLEASE ACT PROMPTLY -- SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------